EXHIBIT 99.1


                   HISTORICAL QUARTERLY FINANCIAL INFORMATION
             REFLECTING FRONTIER CITY, WHITE WATER BAY, WYANDOT LAKE
              AND WATERWORLD SACRAMENTO AS DISCONTINUED OPERATIONS

                                 SIX FLAGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                       2004 QUARTERLY FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                            Q1                  Q2                 Q3                Q4                 2004
                                      ---------------     ---------------    ---------------   ----------------    ----------------

Attendance                                 1,212,000          10,653,000         15,579,000          3,535,000          30,979,000

Revenue:
Theme park admissions                 $   19,285,000         180,943,000        268,296,000         53,227,000         521,751,000
Theme park food, merchandise
and other                                 21,379,000         155,736,000        227,681,000         50,546,000         455,342,000
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Total revenue                             40,664,000         336,679,000        495,977,000        103,773,000         977,093,000

Operating costs and expenses
Operating expenses                        74,888,000         126,625,000        133,495,000         74,066,000         409,074,000
Selling, general and administrative       35,085,000          72,920,000         54,897,000         30,048,000         192,950,000
Noncash compensation
(primarily selling,
general and administrative)                  161,000             161,000            160,000            161,000             643,000
Cost of products sold                      3,792,000          29,694,000         40,352,000          7,770,000          81,608,000
Depreciation                              33,762,000          33,741,000         34,430,000         37,380,000         139,313,000
Amortization                                 326,000             327,000            323,000            217,000           1,193,000
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Total operating costs and expenses       148,014,000         263,468,000        263,657,000        149,642,000         824,781,000
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Income (loss) from operations           (107,350,000)         73,211,000        232,320,000        (45,869,000)        152,312,000

Other income (expense)
Interest expense                         (52,208,000)        (49,577,000)       (46,668,000)       (47,221,000)       (195,674,000)
Interest income                              283,000             442,000          1,852,000          1,440,000           4,017,000
Minority interest in loss (earnings)       7,354,000         (23,236,000)       (25,814,000)         4,010,000         (37,686,000)
Early repurchase of debt                 (25,177,000)         (6,195,000)          (490,000)        (5,869,000)        (37,731,000)
Other expense                             (2,913,000)         (1,478,000)       (14,804,000)        (8,198,000)        (27,393,000)
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Total other income (expense)             (72,661,000)        (80,044,000)       (85,924,000)       (55,838,000)       (294,467,000)
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Income (loss) from
continuing operations
before income taxes                     (180,011,000)         (6,833,000)       146,396,000       (101,707,000)       (142,155,000)
Income tax expense (benefit)             (66,233,000)         (2,391,000)        96,902,000          3,087,000          31,365,000
                                      ---------------     ---------------    ---------------   ----------------    ----------------

Income (loss) from
continuing operations                   (113,778,000)         (4,442,000)        49,494,000       (104,794,000)       (173,520,000)
Discontinued operations, net of tax     (291,041,000)         (2,384,000)         6,873,000         (4,737,000)       (291,289,000)
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Net income (loss)                     $ (404,819,000)         (6,826,000)        56,367,000       (109,531,000)       (464,809,000)
                                      ===============     ===============    ===============   ================    ================
Net income (loss)
applicable to common stock            $ (410,312,000)        (12,318,000)        50,874,000       (115,021,000)       (486,777,000)
                                      ===============     ===============    ===============   ================    ================
Weighted average number
of shares outstanding - basic:            93,018,000          93,042,000         93,042,000         93,042,000          93,036,000
                                      ===============     ===============    ===============   ================    ================
Weighted average number
of shares outstanding - diluted:          93,018,000          93,042,000        106,831,000         93,042,000          93,036,000
                                      ===============     ===============    ===============   ================    ================
Net income (loss) per
average common share
outstanding - basic:

Income (loss) from
continuing operations                 $        (1.28)              (0.11)              0.47              (1.19)              (2.10)
Discontinued
operations, net of tax                         (3.13)              (0.02)              0.08              (0.05)              (3.13)
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Net income (loss)                     $        (4.41)              (0.13)              0.55              (1.24)              (5.23)
                                      ===============     ===============    ===============   ================    ================

Net income (loss) per average
common share outstanding - diluted:

Income (loss)
from continuing operations            $        (1.28)              (0.11)              0.46              (1.19)              (2.10)
Discontinued operations, net of tax            (3.13)              (0.02)              0.07              (0.05)              (3.13)
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Net income (loss)                     $        (4.41)              (0.13)              0.53              (1.24)              (5.23)
                                      ===============     ===============    ===============   ================    ================

Attendance:
-----------
Domestic                                     821,000           9,618,000         14,213,000          2,877,000          27,529,000
International                                391,000           1,035,000          1,366,000            658,000           3,450,000
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Total                                      1,212,000          10,653,000         15,579,000          3,535,000          30,979,000
                                      ===============     ===============    ===============   ================    ================

Domestic revenue                      $   33,368,000         317,207,000        467,797,000         90,643,000         909,015,000
International revenue                      7,296,000          19,472,000         28,180,000         13,130,000          68,078,000
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Total revenue                         $   40,664,000         336,679,000        495,977,000        103,773,000         977,093,000
                                      ===============     ===============    ===============   ================    ================

EBITDA Reconciliation (1)
---------------------
Net income (loss)                     $ (404,819,000)         (6,826,000)        56,367,000       (109,531,000)       (464,809,000)
Discontinued Operations                  291,041,000           2,384,000         (6,873,000)         4,737,000         291,289,000
Income tax expense (benefit)             (66,233,000)         (2,391,000)        96,902,000          3,087,000          31,365,000
Other expense                              2,913,000           1,478,000         14,804,000          8,198,000          27,393,000
Early repurchase of debt                  25,177,000           6,195,000            490,000          5,869,000          37,731,000
Minority interest                         (7,354,000)         23,236,000         25,814,000         (4,010,000)         37,686,000
Interest expense (net)                    51,925,000          49,135,000         44,816,000         45,781,000         191,657,000
Amortization                                 326,000             327,000            323,000            217,000           1,193,000
Depreciation                              33,762,000          33,741,000         34,430,000         37,380,000         139,313,000
Noncash compensation                         161,000             161,000            160,000            161,000             643,000
                                      ---------------     ---------------    ---------------   ----------------    ----------------
EBITDA (modified)                        (73,101,000)        107,440,000        267,233,000         (8,111,000)        293,461,000
Third party interest
in EBITDA of certain parks                 5,983,000         (24,607,000)       (27,185,000)         2,767,000         (43,042,000)
                                      ---------------     ---------------    ---------------   ----------------    ----------------
Adjusted EBITDA                       $  (67,118,000)         82,833,000        240,048,000         (5,344,000)        250,419,000
                                      ===============     ===============    ===============   ================    ================

(1) EBITDA (Modified), a non-GAAP measure, is defined as net income (loss) before discontinued operations, income tax expense (benefit), other expense, early repurchase of debt (formerly an extraordinary loss), minority interest in earnings (losses), interest expense (net), amortization, depreciation, and noncash compensation. Adjusted EBITDA, also a non-GAAP measure, is defined as EBITDA (Modified) minus the interests of third parties in EBITDA of the four parks and one hotel that are less than wholly owned. The Company believes that EBITDA (Modified) and Adjusted EBITDA (collectively, "EBITDA-Based Measures") provide useful information to investors regarding the Company's operating performance and its capacity to incur and service debt and fund capital expenditures. The Company believes that the EBITDA-Based Measures are used by many investors, equity analysts and rating agencies as a measure of performance. In addition, Adjusted EBITDA is approximately equal to "Consolidated Cash Flow" as defined in the indentures relating to the Company's senior notes. Neither of the EBITDA-Based Measures is defined by GAAP and neither should be considered in isolation or as an alternative to net income (loss), income (loss) from continuing operations, net cash provided by (used in) operating, investing and financing activities or other financial data prepared in accordance with GAAP or as an indicator of the Company's operating performance. EBITDA (Modified) and Adjusted EBITDA as defined herein may differ from similarly titled measures presented by other companies.

                   HISTORICAL QUARTERLY FINANCIAL INFORMATION
             REFLECTING FRONTIER CITY, WHITE WATER BAY, WYANDOT LAKE
              AND WATERWORLD SACRAMENTO AS DISCONTINUED OPERATIONS

                                 SIX FLAGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                       2005 QUARTERLY FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                          Q1                  Q2                 Q3                  Q4                 2005
                                   -----------------    ----------------   ----------------   -----------------   ------------------

Attendance                                1,501,000          11,215,000         16,269,000           3,505,000           32,490,000

Revenue:

Theme park admissions              $     23,427,000         195,751,000        298,106,000          57,285,000          574,569,000
Theme park food, merchandise
and other                                26,114,000         164,811,000        247,989,000          52,683,000          491,597,000
                                   -----------------    ----------------   ----------------   -----------------   ------------------
Total revenue                            49,541,000         360,562,000        546,095,000         109,968,000        1,066,166,000

Operating costs and expenses
Operating expenses                       82,165,000         134,063,000        150,488,000          74,533,000          441,249,000
Selling, general and
administrative                           35,599,000          73,119,000         51,176,000          45,318,000          205,212,000
Noncash compensation
(primarily selling, general
and administrative)                         288,000             166,000            166,000           2,174,000            2,794,000
Cost of products sold                     4,887,000          31,733,000         45,988,000          10,154,000           92,762,000
Depreciation                             34,484,000          34,918,000         36,552,000          35,779,000          141,733,000
Amortization                                223,000             222,000            222,000             222,000              889,000
                                   -----------------    ----------------   ----------------   -----------------   ------------------
Total operating costs and
expenses                                157,646,000         274,221,000        284,592,000         168,180,000          884,639,000
                                   -----------------    ----------------   ----------------   -----------------   ------------------
Income (loss) from operations          (108,105,000)         86,341,000        261,503,000         (58,212,000)         181,527,000

Other income (expense)
Interest expense                        (46,525,000)        (47,181,000)       (45,962,000)        (46,342,000)        (186,010,000)
Interest income                           1,763,000           1,387,000          1,813,000          (2,514,000)           2,449,000
Minority interest
in loss (earnings)                        6,563,000         (25,531,000)       (25,060,000)          4,234,000          (39,794,000)

Early repurchase of debt                (19,303,000)                 --                 --                  --          (19,303,000)
Other expense                            (2,901,000)         (7,782,000)        (2,188,000)        (13,020,000)         (25,891,000)
                                   -----------------    ----------------   ----------------   -----------------   ------------------
Total other income (expense)            (60,403,000)        (79,107,000)       (71,397,000)        (57,642,000)        (268,549,000)
                                   -----------------    ----------------   ----------------   -----------------   ------------------
Income (loss) from continuing
operations before income taxes         (168,508,000)          7,234,000        190,106,000        (115,854,000)         (87,022,000)
Income tax expense (benefit)                955,000           1,566,000          1,270,000             (86,000)           3,705,000
                                   -----------------    ----------------   ----------------   -----------------   ------------------

Income (loss) from
continuing operations                  (169,463,000)          5,668,000        188,836,000        (115,768,000)         (90,727,000)
Discontinued operations                  (9,256,000)          5,433,000          6,852,000         (23,240,000)         (20,211,000)
                                   =================    ================   ================   =================   ==================
Net income (loss)                  $   (178,719,000)         11,101,000        195,688,000        (139,008,000)        (110,938,000)
                                   =================    ================   ================   =================   ==================
Net income (loss)
applicable to common stock         $   (184,212,000)          5,609,000        190,195,000        (144,500,000)        (132,908,000)
                                   =================    ================   ================   =================   ==================
Weighted average number
of shares outstanding - basic:           93,104,000          93,107,000         93,107,000          93,124,000           93,110,000
                                   =================    ================   ================   =================   ==================
Weighted average number
of shares
outstanding - diluted:                   93,104,000          93,108,000        154,051,000          93,124,000           93,110,000
                                   =================    ================   ================   =================   ==================
Net income (loss) per average
common share
outstanding - basic:

Income (loss) from
continuing operations              $          (1.88)               0.00               1.97               (1.30)               (1.21)
Discontinued operations                       (0.10)               0.06               0.07               (0.25)               (0.22)
                                   -----------------    ----------------   ----------------   -----------------   ------------------
Net income (loss)                  $          (1.98)               0.06               2.04               (1.55)               (1.43)
                                   =================    ================   ================   =================   ==================

Net income (loss) per average
common share
outstanding - diluted:

Income (loss) from
continuing operations              $          (1.88)               0.00               1.25               (1.30)               (1.21)
Discontinued operations                       (0.10)               0.06               0.04               (0.25)               (0.22)
                                   -----------------    ----------------   ----------------   -----------------   ------------------
Net income (loss)                  $          (1.98)               0.06               1.29               (1.55)               (1.43)
                                   =================    ================   ================   =================   ==================

Attendance:
-----------
Domestic                                    894,000          10,143,000         14,899,000           2,977,000           28,913,000
International                               607,000           1,072,000          1,370,000             528,000            3,577,000
                                   -----------------    ----------------   ----------------   -----------------   ------------------
Total                                     1,501,000          11,215,000         16,269,000           3,505,000           32,490,000
                                   =================    ================   ================   =================   ==================

Domestic revenue                   $     36,675,000         338,443,000        513,232,000          97,389,000          985,739,000
International revenue                    12,866,000          22,119,000         32,863,000          12,579,000           80,427,000
                                   -----------------    ----------------   ----------------   -----------------   ------------------
Total revenue                      $     49,541,000         360,562,000        546,095,000         109,968,000        1,066,166,000
                                   =================    ================   ================   =================   ==================


EBITDA Reconciliation (1)
---------------------
Net income (loss)                  $   (178,719,000)         11,101,000        195,688,000        (139,008,000)        (110,938,000)
Discontinued Operations                   9,256,000          (5,433,000)        (6,852,000)         23,240,000           20,211,000
Income tax expense (benefit)                955,000           1,566,000          1,270,000             (86,000)           3,705,000
Other expense                             2,901,000           7,782,000          2,188,000          13,020,000           25,891,000

Early repurchase of debt                 19,303,000                  --                 --                  --           19,303,000
Minority interest                        (6,563,000)         25,531,000         25,060,000          (4,234,000)          39,794,000
Interest expense (net)                   44,762,000          45,794,000         44,149,000          48,856,000          183,561,000
Amortization                                223,000             222,000            222,000             222,000              889,000
Depreciation                             34,484,000          34,918,000         36,552,000          35,779,000          141,733,000
Noncash compensation                        288,000             166,000            166,000           2,174,000            2,794,000
                                   -----------------    ----------------   ----------------   -----------------   ------------------
EBITDA (modified)                       (73,110,000)        121,647,000        298,443,000         (20,037,000)         326,943,000
Third party interest
in EBITDA of certain parks                5,343,000         (26,751,000)       (26,280,000)          3,014,000          (44,674,000)
                                   -----------------    ----------------   ----------------   -----------------   ------------------
Adjusted EBITDA                    $    (67,767,000)         94,896,000        272,163,000         (17,023,000)         282,269,000
                                   =================    ================   ================   =================   ==================


(1) EBITDA (Modified), a non-GAAP measure, is defined as net income (loss) before discontinued operations, income tax expense (benefit), other expense, early repurchase of debt (formerly an extraordinary loss), minority interest in earnings (losses), interest expense (net), amortization, depreciation, and noncash compensation. Adjusted EBITDA, also a non-GAAP measure, is defined as EBITDA (Modified) minus the interests of third parties in EBITDA of the four parks and one hotel that are less than wholly owned. The Company believes that EBITDA (Modified) and Adjusted EBITDA (collectively, "EBITDA-Based Measures") provide useful information to investors regarding the Company's operating performance and its capacity to incur and service debt and fund capital expenditures. The Company believes that the EBITDA-Based Measures are used by many investors, equity analysts and rating agencies as a measure of performance. In addition, Adjusted EBITDA is approximately equal to "Consolidated Cash Flow" as defined in the indentures relating to the Company's senior notes. Neither of the EBITDA-Based Measures is defined by GAAP and neither should be considered in isolation or as an alternative to net income (loss), income (loss) from continuing operations, net cash provided by (used in) operating, investing and financing activities or other financial data prepared in accordance with GAAP or as an indicator of the Company's operating performance. EBITDA (Modified) and Adjusted EBITDA as defined herein may differ from similarly titled measures presented by other companies.